Exhibit 10.22


                           SCHEDULE IDENTIFYING OTHER
                  AMENDMENTS TO EXECUTIVE RETENTION AGREEMENTS
                      OMITTED FROM THIS REPORT ON FORM 10-K

The Registrant has also entered into Amendments to its Executive Retention Agreements with John H. LeFevre, Morris Goodwin Jr., Thomas W. VanHimbergen and Lawrence J. Mosner. Apart from the names of the parties thereto these amendments are substantially identical to the Amendment to the Executive Retention Agreement with John A. Blanchard, a copy of which was filed as Exhibit 10.21 to this Annual Report on Form 10-K.